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                                                                  Exhibit (q)(8)


                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Floating Rate Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, the Registration Statement and any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


Signature                       Title                              Date
---------                       -----                              ----

/s/ James B. Hawkes             President, Principal Executive     June 19, 2000
--------------------------      Officer and Trustee
James B. Hawkes


/s/ James L. O'Connor           Treasurer and Principal            June 19, 2000
--------------------------      Financial and Accounting
James L. O'Connor               Officer


/s/ Jessica M. Bibliowicz       Trusteee                           June 19, 2000
--------------------------
Jessica M. Bibliowicz


/s/ Donald R. Dwight            Trustee                            June 19, 2000
---------------------------
Donald R. Dwight


/s/ Samuel L. Hayes, III        Trustee                            June 19, 2000
---------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer            Trustee                            June 19, 2000
---------------------------
Norton H. Reamer


/s/ Lynn A. Stout               Trustee                            June 19, 2000
---------------------------
Lynn A. Stout


/s/ Jack L. Treynor             Trustee                            June 19, 2000
---------------------------
Jack L. Treynor